                                                                EXHIBIT 10(oooo)

ASSIGNMENT AND ASSUMPTION OF CONTRACTS
--------------------------------------



     THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (hereinafter referred to as this "AGREEMENT"), made and entered into as of the 8th day of July, 1998, by and between MADISON PLAZA VENTURE, an Illinois general partnership (hereinafter referred to as "SELLER"), and OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company (hereinafter referred to as "PURCHASER").

WITNESSETH:

    WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "PROPERTY") located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in Exhibit "A" attached hereto
                                                  --------------
and by this reference made a part hereof, and

     WHEREAS, Seller has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain contracts related to the Property as more particularly described below.

     NOW THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

     1.  ASSIGNMENT AND ASSUMPTION. Seller hereby transfers and assigns to
         --------------------------
Purchaser all of Seller's right, title and interest in and to the contracts (hereinafter referred to collectively as the "CONTRACTS") described in Exhibit
                                                                       -------
"B" attached hereto and by this reference made a part hereof Purchaser hereby
---
assumes Seller's obligations and liabilities accruing from and after the date of this Agreement under the Contracts. Further, Purchaser hereby agrees to indemnify Seller and hold Seller harmless from any claims, loss, damage, liability, cost or expense (including, without limitation, reasonable attorney's fees) which Seller shall hereafter incur or have asserted against it with regard to said obligations and liabilities assumed by Purchaser in connection with the Contracts.

    2.  SELLER'S INDEMNITY. Seller hereby agrees to indemnify Purchaser and hold
        -------------------
Purchaser harmless from any claims, loss, damage, liability, cost, or expense (including without limitation, reasonable attorney's fees) which Purchaser shall hereafter incur or have asserted against it in connection with obligations and liabilities under the Contracts accruing prior to the date of this Agreement.

     3.  COUNTERPARTS. This Agreement may be executed in counterparts and all
         -------------
such executed counterparts shall constitute the same agreement.

     4.  SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure
         -----------------------
to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.


     IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the date first above written.


                              SELLER:
                              -------

                              MADISON PLAZA VENTURE, an Illinois general partnership


                              By:   MW Associates, an Illinois general
                                    partnership, its Managing Venturer

                                    By:  The Equitable Life Assurance Society of
                                         the United States, its Managing
                                         Venturer,

                                         By:  /s/ Michael A. Lunder
                                         Name:  Michael A. Lunder
                                         Title:  Investment Officer



                              PURCHASER:
                              ----------

                              OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company

                              By: Overseas Partners (Madison Plaza), Inc., a Delaware corporation, its sole member

                                    By:
                                    Name:
                                    Title:

                              COLE TAYLOR BANK, as Trustee as aforesaid

                              By:
                              Name:
                              Title:


                              PURCHASER:
                              ----------

                              OVERSEAS PARTNERS (MADISON PLAZA) LLC, an Illinois limited liability company

                              By:    Overseas Partners (Madison Plaza), Inc., a
                              Delaware corporation, its sole member

                              By: /s/ Bruce M. Barone
                              Name: Bruce M. Barone
                              Title: President, CEO

                                   EXHIBIT A
                                   ---------



                         LEGAL DESCRIPTION OF THE LAND



THE EAST 1/2 OF LOT 6 AND ALL OF LOTS 7 AND 8 (ALL TAKEN AS A TRACT) EXCEPTING FROM SAID TRACT THAT PART TAKEN FOR WIDENING OF MADISON STREET IN BLOCK 54 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9. TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS

                                   EXHIBIT B
                                   ---------

                                   CONTRACTS


                                 (SEE ATTACHED)

MADISON PLAZA
SERVICE CONTRACTS

-------------------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT        MP   DATE
TYPE OF WORK            CONTRACTOR              TERM               AMOUNT         AG    BLD             REMARKS
-------------------------------------------------------------------------------------------------------------------------
Building            Siebe                UNDER WARRANTY                          No     3/97  System still under warranty
Automation System   950 Business                                                              Contract will be made in
                    Center Drive                                                              fall 1998.
                    Mount Prospect, IL
                    60056
                    Phone: 847.803.2345
                    Fax: 847.803.2898
-------------------------------------------------------------------------------------------------------------------------
Chiller             Carrier Corporation  8/1/95-7/31/98      Cost:
Maintenance         8350 Madison Street  Renewal:            =$3,604/month       Yes   *      Contract is Madison
                    Suite 5              M-T-M                                                Plaza's Continuing
                    Burr Ridge, IL       Cancellation                                         Service Agreement.
                    60521                Option:                                              *Contractor is the
                    Contact: Hank Witek  Cancellation                                         manufacturer of the
                    Phone: 630.986.4265  w/cause,                                             equipment.  We are
                    Fax: 630.986.4271    30 days prior                                        reviewing our option
                                         written notice.                                      relating to CFCs and this
                                         notice.                                              contract will be reviewed
                                                                                              at that time.
-------------------------------------------------------------------------------------------------------------------------
Elevator            Otis Elevator        3/1/95-2/28/00      Cost:
Maintenance         Company              Renewal:            =$26,036/month      No     1/95  *Contract is Otis'
                    700 S. Clinton       auto one year       (paid quarterly)                 Extended Term
                    Chicago, IL 60607    renewals                                             Coverage with Madison
                    Contact: Scott       Cancellation                                         Plaza's
                    McGuire              Option:                                              Maintenance Agreement as an
                    Phone: 312.454.1616  60 days written                                      Addendum.
                    Fax: 312.939.5624    notice prior to
                                         end of term, or 15
                                         days notice with
                                         cause.
-------------------------------------------------------------------------------------------------------------------------
Elevator Package    Siebe                8/1/94-7/31/95      Cost:
Units               950 Business         Renewal:            =$2,001 quarterly   Yes    7/94  Contract is Madison
                    Center Dr.           M-T-M                                                Plaza's Continuing
                    Mount Prospect, IL   Cancellation                                         Service Agreement.
                    60056                Option:
                    Contact: Ralph       Cancellable w/10                                     Seven days prior written
                    Pfiefer              days prior                                           notice in event
                    Phone: 708.803.2345  written notice.                                      a sale.
                    Fax: 708.803.2898
-------------------------------------------------------------------------------------------------------------------------
Copier (Lease)      Modern Business      3/4/96-3/3/99       Cost:
                    Systems              Renewal:            $408.94 monthly     No     3/96
                    P.O. Box 1144        None
                    Jefferson City, MO   Cancellation
                    65102                Option:
                    Contact: Sheri       None
                    Daneshmand
                    Phone: 314.634.1800
-------------------------------------------------------------------------------------------------------------------------
Fax Machine         Danka Omnifax        2/1/96-present      Cost:
(Maintenance)       1105 Remington Road  Renewal:            $252.00/annum       No     2/96
                    Schaumburg, IL       M-T-M
                    60173                Cancellation
                    Contact: Doug        Option:
                    Taylor               Cancellable w/30
                                         days prior written
                                         notice.
-------------------------------------------------------------------------------------------------------------------------
Fire/Life Safety    Securitylink from    1/1/94-12/31/99     Cost:
Equip.              Ameritech            Renewal:            =$582.32            No    12/93  Due to the sensitive
Monitoring          7280 W. Devon Ave.   5-year term         quarterly                        nature of this contra
                    Chicago, IL 60631    unless we                                            we are using the
                    Contact: Thomas      notify vendor                                        contractor's form.
                    Warha                w/in 30 days
                    Phone: 773.775.8600  of  the term exp.
                    Fax: 773.775.6869    Cancellation
                                         Option:
                                         None
-------------------------------------------------------------------------------------------------------------------------
Fire/Life Safety    Edwards              10/1/95-9/30/96     Cost:
Equip.              18W 100 22nd St.     Renewal:            =$8,500 annually    Yes   10/95  New contract to comply
Testing             Suite 102            M-T-M               $708.33/month                    with City code.
                    Oak Brook Terrace,   Cancellation
                    IL 60181             Option:
                    Contact: Tom Lai     Cancellable w/30                                     Seven day termination in
                    Phone: 800.873.3392  days prior                                           event of sale.
                    Fax: 708.916.1289    written notice.
-------------------------------------------------------------------------------------------------------------------------
HVAC-Pneumatic      Siebe                1/12/90-MTM         Cost:
Control             950 Business         Renewal:            =$3,250 quarterly   No     7/94  New contract in process to
                    Center Dr.           M-T-M                                                cover new
                    Mount Prospect, IL   Cancellation                                         building automation system.
                    60056                Option:
                    Contact: Brad Smith  Cancellable w/60
                    Phone: 708.803.2345  days prior
                    Fax: 708.803.2898    written notice
-------------------------------------------------------------------------------------------------------------------------
Janitorial          Lakeside Building    12/9/96-12/8/97     Cost:
Services            Maint.               Renewal:            =contractor's       Yes   10/96  Contract includes labor +
                    155 N. Wacker Dr.    M-T-M               cost plus                        payroll costs. Maintenance
                    Chicago, IL 60606    Cancellation        $3,000/mo. Fee                   and supply of equipment
                    Contact : Nick       Option:                                              and tenant services to be
                    Baker                Cancellable w/10                                     billed through the
                    Phone: 312.541.0050  days prior                                           building.
                    Fax:  312.541.0307   written notice
                                         during MTM term.
-------------------------------------------------------------------------------------------------------------------------

MADISON PLAZA
SERVICE CONTRACTS

------------------------------------------------------------------------------------------------------------------------
                                                                 CONTRACT        MP   DATE
TYPE OF WORK            CONTRACTOR              TERM              AMOUNT         AG    BLD             REMARKS
------------------------------------------------------------------------------------------------------------------------
Landscaping         The Brickman Group   4/15/98-10/15/98    Cost:
Exterior            2745 N. Elston Ave.  Renewal:            =$2,150/year       Yes   11/97  Contract is Madison
                    Chicago, IL 60647    M-T-M                                               Plaza's Continuing
                    Contact: Doug        Cancellation                                        Service Agreement.
                    Krause               Option:
                    Phone: 773.252.7980  Cancellable w/30
                    Fax: 773.252.8026    days prior
                                         written notice.
------------------------------------------------------------------------------------------------------------------------
Landscaping         Rentokil             4/29/98-4/30/99                        Yes    1/97  Contract is Madison
Interior            203 N. Wabash, #400  Renewal:                                            Plaza's Continuing
                    Chicago, IL          M-T-M               Lobby & OOB:                    Service Agreement.
                    60601-2410           Cancellation        =$1084.89/month
                    Contact:  Jill       Option:                                             AWAITING FINAL EXECUTION OF
                    Veech                Cancellable w/30                                    AGREEMENT.
                    Phone: 312-704-2100  days prior
                    Fax: 312-782-0356    written notice.
------------------------------------------------------------------------------------------------------------------------
Metal Maintenance   Program Metal        6/1/97-5/31/2000    Cost:
                    Maintenance          Renewal:            $601.84/month      Yes    4/98  Contract is Madison
                    2850 W. Fulton       M-T-M               extra services                  Plaza's Continuing
                    Chicago, IL          Cancellation        billed                          Service Agreement.
                    60612-1706           Option:             at $36/hour
                    Contact: Al          Cancellable w/30
                    Schlegel             days prior
                    Phone: 773-533-5100  written notice.
                    Fax: 773-533-3088
------------------------------------------------------------------------------------------------------------------------
Mobile Phone        Cellular One         9/30/96-9/29/98     Cost:
                    Area Wide Cellular   Renewal:            $11.75 + charges   No     9/96
                    930 National         M-T-M               based
                    Parkway              Cancellation        on usage.
                    Schaumburg, IL       Option:
                    60173                None.
                    Phone: 800.CELLONE
------------------------------------------------------------------------------------------------------------------------
Pagers              Paging Network of    4/4/97-1/26/97      Cost:
                    Illinois             Renewal:            $100.50 monthly    No    n/a
                    3 Westbrook          M-T-M
                    Corporate Ctr.       Cancellation
                    Suite 300            Option:
                    Westchester, IL      Yes, after
                    60154                expiration date.
                    Phone: 708.409.1100
------------------------------------------------------------------------------------------------------------------------
Pay Phone           Sprint/PublicFON     1/27/97-1/26/97     Cost:
                    P.O. Box 569700      Renewal:            LL to receive      No     1/97
                    Dallas, Texas 75356  Auto one year       commissions on
                    Phone: 800-326-2580  terms.              pay
                                         Cancellation        phone.
                                         Option:
                                         30 days prior to
                                         end of term.
------------------------------------------------------------------------------------------------------------------------
Pest Control        C&C Pest Control     9/15/96-9/14/97     Cost:
                    348 E. North Ave.    Renewal:            $1,950/year        Yes    8/96  Contractor sprays every 14
                    Northlake, IL 60164  M-T-M                                               days on W/F
                    Contact: Tom         Cancellation                                        Tenant minimum is $25 per
                    Martinico            Option:                                             call
                    Phone: 708.562.3535  Cancellable w/10
                    Fax: 708.562.3755    days prior
                                         written notice
                                         during MTM term.
------------------------------------------------------------------------------------------------------------------------
Postage Meter       Pitney & Bowes       11/1/96-4/30/01     Cost:
                    201 Merritt Seven    Renewal:            $327 per quarter   No    n/a
                    Norwalk, CT 06856    None
                    Contact: S.J.        Cancellation
                    Bellofatto           Option:
                    Phone: 800.451.0412  None
------------------------------------------------------------------------------------------------------------------------
Portable Radios     United Radio         5/1/95-present      Cost:
                    Comm., Inc.          Renewal:            =$363.60           Yes    5/95
                    317 West Illinois    M-T-M               quarterly
                    St. Ste. A           Cancellation        Equipment:
                    St. Charles, IL      Option:             21 Motorola
                    60174                Cancellable w/30    radios.
                    Contact: Gary Kuzel  days prior          3 GE radios.
                    Phone: 708.430.5800  written notice.     Repeater &
                    Fax: 708.233.5820                        chargers
                                                             on T&M basis.
------------------------------------------------------------------------------------------------------------------------

MADISON PLAZA
SERVICE CONTRACTS

------------------------------------------------------------------------------------------------------------------------
                                                                 CONTRACT        MP   DATE
TYPE OF WORK            CONTRACTOR              TERM              AMOUNT         AG    BLD             REMARKS
------------------------------------------------------------------------------------------------------------------------
Security Cameras     Phoenix Systems &
                     Service                                                                  SECURITY CAMERAS ARE
                     722 Foster Avenue                                                        CURRENTLY UNDER WARRANTY.
                     Bensenville, IL                                                          NEGOTIATING SERVICE
                     60106                                                                    CONTRACT FOR NEW AND
                     Contact: Ken Rupp                                                        EXISTING EQUIP.
                     Phone: 630.860.9501
                     Fax: 630.860.8905
------------------------------------------------------------------------------------------------------------------------
Security Card       Phoenix Systems      5/1/97-4/30/98
Access              722 Foster Ave.      Renewal:            Cost:
                    Bensenville, IL      M-T-M               $8,500 annually,   Yes          Madison Plaza Continuing
                    60106                Cancellation        $2,125/qtr.                     Service
                    Contact: Ken Rupp    Option:                                             Agreement
                    Phone: 630.860.9501  10 days written
                    Fax: 630.860.8905    notice during
                                         MTM term.
------------------------------------------------------------------------------------------------------------------------
Security Guards     The Kane Service     4/23/92-4/22/93
                    6325 N. Avondale     Renewal:            Cost:
Corporate           Chicago, IL 60631    M-T-M               Varies by          No     3/92  Contract is a corporate
Agreement           Contact: Mark Baker  Cancellation        officer but                     agreement
                    Phone: 312.775.1118  Option:             approximately                   Through Miglin-Beitler.
                    Fax: 312.775.3526    Cancellable w/30    $3,500
                                         days prior          per week.
                                         written notice.     Five full-time
                                                             guards.
------------------------------------------------------------------------------------------------------------------------
Riser Maintenance   Facilities Mgmt.     9/1/96-8/31/97
                    Co.                  Renewal:            Cost:
                    26 N. Hillside Ave.  MTM                 One time fee of    Yes    7/96  Actual service began
                    Hillside, IL 60162   Cancellation:       $4,000                          9/16/96.
                    Contact: Mike        Cancellable w/30    No annual maint.                Hourly billing at $48/hr.
                    Curtin Jr.           days prior          Fees for as long
                    Phone: 708/449-2201  written notice.     FMC provides svc
                    Fax: 708/449-2608                        to the building.
------------------------------------------------------------------------------------------------------------------------

Telecommunications  Fairchild Telecom    9/1/96-8/31/01                                      License Agreement between
Shared Tenant       300 West Service     Renewal:            Cost:                           Building
Services            Road                 As agreed           $1,000/monthly                  and Shared
                    Chantilly,           Cancellation:                                       Technologies/Fairchild to
                    Virginia 22021       Only upon default                                   provide shared telephone
                                                                                             facilities for
                    Metropolitan Fiber                                                       tenants of 200 West
                    Systems                                                                  Madison.
                    One Tower Lane,
                    Suite 1600                                                               Telecommunications Services
                    Oakbrook Terrace,                                                        Agreement between
                    IL 60181                                                                 Fairchild Comm.
                                                                                             and Metropolitan Fiber
                                                                                             Systems to
                                                                                             provide fiber-optics.
------------------------------------------------------------------------------------------------------------------------
Telephones          Fairchild Telecom    10/28/91-present
                    300 W. Service Road  Renewal:            Cost:              No     8/91
                    PO Box 10804         MTM                 Varies upon
                    Chantilly, VA 22021  Cancellation:       usages and
                    Contact: Stuart      Anytime             distances.
                    Meister
                    Phone: 800.800.7466
------------------------------------------------------------------------------------------------------------------------
Uniform Rental      A.W. Zengler         4/28/97-4/27/98
                    5427 N. Broadway     Renewal:            Cost:              Yes          Contract is Madison
                    Chicago, IL          MTM                 $79.05/biweekly                 Plaza's Continuing
                    60640-1799           Cancellation                                        Service Agreement.
                    Contact: Larry       Option:
                    Kulik                Cancellable w/10
                    Phone: 312.561.1000  days prior
                    Fax: 312.561.2542    written notice
                                         during MTM term.
------------------------------------------------------------------------------------------------------------------------
Waste               BFI/Hoving & Sons    4/22/96-4/21/97     Compactor rental:  Yes    4/95  Contract is Madison
Removal/Recycling   1152 West Carroll    Renewal:            =$135.00/month                  Plaza's Continuing
                    Chicago, IL 60607    M-T-M               Compactor pulls:                Service Agreement.
                    Contact: David       Cancellation        =$70.00 each
                    DeRousse             Option:             30 yard roll-off:
                    Phone: 312.738.5850  Cancellable w/10    =$260.00 each
                    Phone: 312.829.5758  days prior          25 yard roll-off:
                                         written notice      =$210.00 each
                                         during MTM term.
------------------------------------------------------------------------------------------------------------------------

MADISON PLAZA
SERVICE CONTRACTS

--------------------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT         MG   DATE
TYPE OF WORK            CONTRACTOR              TERM               AMOUNT          AG    BLD             REMARKS
--------------------------------------------------------------------------------------------------------------------------
Window Washing      Program Service      3/21/97-3/20/98     Cost:
Exterior            Group                Renewal:            =$12,110/cleaning    Yes    3/97  Next year we need to
                    2850 West Fulton     M-T-M               2-44                              budget cleaning
                    Chicago, IL 60612    Cancellation        (performed 3x/year)               for floors 45 & up twice.
                    Contact: Tim Trinen  Option:             =$3,700/cleaning
                    Phone: 773.533.5100  Cancellable w/10    for 45-up (1x/year)               1st cleaning of 1997
                    Pager: 773.533.3088  days. Prior         =$840/cleaning                    started 3/24/97
                                         written notice      for sloped glass
                                         during MTM term.    (3x/year)                         Madison Plaza's Continuing
                                                                                               Service Agreement.
--------------------------------------------------------------------------------------------------------------------------
Window Washing      Corporate Cleaning   4/3/97-4/2/98
Interior glass      Svcs.                Renewal:            Cost:                Yes    3/97  Next year we need to
(Including          21 W. Elm St.        M-T-M               =$4,200/cleaning                  budget washing
interior and        Chicago, IL 60610    Cancellation        =$450.00/quarterly                the interior of the
exterior of Lobby)  Contact: Neal        Option:             (lobby windows)                   windows twice.
                    Zucker               Cancellable w/10    -$300.00/9 months
                    Phone: 312.573.3333  days prior          (high plates)                     Madison Plaza's Continuing
                    Fax: 312.573.5730    written notice                                        Service
                                         during MTM term.                                      Agreement.
--------------------------------------------------------------------------------------------------------------------------